UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

ALLTEMP, INC.

DELAWARE	000-55122	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Nandy Drive

Roseburg, Oregon 97471

(Address of principal executive offices)

(855) 687-4867

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)       Previous Independent Accounting Firm

On June 6, 2017, Alltemp, Inc. (“we,” “our,” “us” or the “Company”) dismissed LBB & Associates, LLP (“LBB”) as our independent registered public accounting firm. This dismissal of LBB was approved by our Board of Directors.

LBB’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015 and through June 6, 2017: (i) there were no disagreements between our company and LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to LBB’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) LBB did not advise us of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

We have provided LBB with a copy of the foregoing disclosures and have requested that LBB furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not LBB agrees with the disclosures. Attached as Exhibit 16.1 is a copy of LBB’s letter, dated June 8, 2017, regarding the above statements that are related to LBB.

(b)       New Independent Accounting Firm

On June 6, 2017, we engaged Weinberg & Company P.A. (“Weinberg”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The engagement of Weinberg was approved by our Board of Directors.

During the Company’s two fiscal years ended December 31, 2016 and 2015 and through June 6, 2017 neither we nor anyone acting on our behalf consulted with Weinberg regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1	Letter to the Securities and Exchange Commission from LBB & Associates, LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEMP, INC.

Date: June 8, 2017	By:	/s/ William Lopshire
William Lopshire, Chief Executive Officer

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